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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 4, 2003


                              ODD JOB STORES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

                  0-21597                               34-1830097
         (Commission File Number)          (I.R.S. Employer Identification No.)

              200 HELEN STREET
            SOUTH PLAINFIELD, NJ                           07080
  (Address of Principal Executive Offices)               (Zip Code)

                                  908-222-1000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

           The information in Exhibit 99.1 is incorporated herein by reference.

           This release may contain forward-looking statements including, but not limited to, projections of future performance and regulatory approvals, subject to risks and uncertainties. These statements are subject to change based on known risks detailed from time to time in the Company's Securities and Exchange Commission filings and other known and unknown risks and various other factors, which could cause the actual results or performance to differ materially from the statements made herein. Such statements include without limitation the Company's ability to have, and continue to have, its stock quoted on the OTC Bulletin Board following its delisting from Nasdaq.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1       Press Release issued by Odd Job Stores, Inc., dated August 11, 2003.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 2003
                                                ODD JOB STORES, INC.


                                                By:  /s/ Keith Favreau
                                                    ----------------------------
                                                Name:  Keith Favreau
                                                Title: Vice President- Finance






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